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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the use in this Registration Statement on Post-Effective Amendment 1 of Form S-1 of our report dated February 10, 2004 relating to the financial statements of ServiceWare Technologies, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
August 5, 2004